UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-23294

Causeway ETMF Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

c/o Causeway Capital Management LLC

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington DE, 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2018

Date of reporting period: September 30, 2018

Item 1.	Reports to Stockholders.

The registrant’s schedules as of the close of the reporting period, as set forth in §§ 210.12-12 through 210.12-14 of Regulation S-X [17 CFR §§ 210-12.12-12.14], are attached hereto.

LETTER TO SHAREHOLDERS

For the inception April 12, 2018, through September 30, 2018, Causeway International Value NextShares (“Fund”) returned -3.30%, based on net asset value, and the Fund’s market price returned -3.30% compared to the MSCI EAFE Index (Gross) (“EAFE Index”) return of -1.27%. At fiscal year-end, the Fund had net assets of $4.9 million.

Performance Review

Developed equity markets rose during the fiscal year following signs of continuing global growth, albeit less synchronized than in calendar 2017, as the US outpaced other developed markets, responding to the continuation of low interest rates and fiscal stimulus. The IHS US Manufacturing Purchasing Managers’ Index (“PMI”) reflected a strong improvement in US manufacturing operating conditions towards the end of the fiscal year, despite a sharp increase in input prices, mainly attributed to tariff increases implemented by the Trump administration. The US has remained resilient in the face of further tariff increases thus far, however, there are signs that the trade conflict has begun to weigh on economies and markets outside of the US. For example, the Eurozone PMI September reading indicated a continuing slowdown in growth (though still above trend), linked to a weakening trade cycle. Trade war fears and uncertainty regarding the Italian budget increased risk aversion among consumers and contributed to low levels of business and consumer optimism. Although domestic consumption has held up thus far due to falling unemployment, weaker exports combined with higher oil prices could stall the growth expansion in the Eurozone. The best performing markets in our investable universe included Israel, Norway, Sweden, New Zealand, and Switzerland. The biggest laggards included Italy, Austria, Belgium, Spain, and Singapore. The best performing sectors in the EAFE Index were energy, health care, and industrials, while financials, consumer discretionary, and real estate were the worst performing sectors.

For the inception-to-date period, Fund holdings in the food beverage & tobacco, banks, utilities, insurance, and automobiles & components industry group detracted the most from the Fund’s performance relative to the EAFE Index. Holdings in the telecommunication services, materials, and transportation industry groups, as well as an underweight position in the semiconductors & semiconductor equipment and diversified financials industry groups, offset some of the underperformance. The biggest detractor from absolute return was banking & financial services company, Barclays Plc (United Kingdom). Other notable detractors included automobile manufacturer, Volkswagen AG (Germany), banking & financial services company, UniCredit S.p.A. (Italy), British American Tobacco Plc (United Kingdom), and telecommunication services provider, Vodafone Group (United Kingdom). The largest contributor to absolute return was industrial gas company, Linde AG (Germany). Additional top contributors included wireless communications operator, SK Telecom Co., Ltd. (South Korea), rail operator, Canadian Pacific Railway (Canada), mobile telecommunications operator, China Mobile Ltd. (China), and business software & services provider, SAP SE (Germany).

Investment Outlook

The shift to tighter monetary policy in the US and less accommodative policies in other regions is taking dollar liquidity from emerging markets and, we believe, raising the discount rate for investments globally. Value and cyclicality risk factors have been among the worst performers over the calendar year-to-date period, yet both performed well

2	Causeway International Value NextShares

relative to other risk factors in the month of September. As central banks gradually reduce liquidity in the market, we have continued our efforts continued to emphasize companies with financial strength and abundant free cash flow generation. We believe these companies can reward investors in the present through dividends and share repurchases – rather than in the distant future – and should behave as low duration equities in the face of rising interest rates. Aside from the gradual reduction in liquidity across developed markets in this later stage of the business cycle, concerns of a global trade war have also increased uncertainty for equity markets. In such an environment, we believe companies engaged in operational restructuring are all the more important. We believe that valuations are too low for these stocks, and management teams are working diligently to revitalize earnings growth and boost share prices. Examples of ongoing operational restructuring progress made over the past two years include a global automotive giant (which doubled operational profit margins) and an Italian financial services company (which doubled capital ratios and dramatically reduced bad debts). While shareholders remain patient for the fruits of “self-help” to accrue to these portfolio companies, we believe that their robust cash flow generation should promote generous dividend payouts and share repurchases. This return of capital to shareholders is the “bird in the hand” in investment performance, and may become all the more important in the quarters and years ahead.

We thank you for your continued confidence in Causeway International Value NextShares.

September 30, 2018

Harry W. Hartford	Sarah H. Ketterer	James A. Doyle
Portfolio Manager	Portfolio Manager	Portfolio Manager

Jonathan P. Eng	Conor Muldoon
Portfolio Manager	Portfolio Manager

Foster Corwith	Alessandro Valentini	Ellen Lee
Portfolio Manager	Portfolio Manager	Portfolio Manager

Causeway International Value NextShares	3

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses. A company may reduce or eliminate its dividend, causing losses to the fund.

About NextShares: As a new type of actively managed fund that differs from mutual funds and exchange-traded funds, NextShares funds have a limited operating history and may initially be available through a limited number of brokers. There can be no guarantee that an active trading market for shares will develop or be maintained, or their listing will continue or remain unchanged. Trading prices of shares may be above, at or below net asset value per share (“NAV”), and may vary significantly from anticipated levels. Buyers and sellers of shares will not know the value of their purchases and sales until the fund’s NAV is determined at the end of the trading day. Trading prices of shares are linked to the fund’s next computed NAV and will vary from NAV by a market determined premium or discount, which may be zero. Trading in shares does not offer the opportunity to transact intraday based on current (versus end-of-day) determinations of the share value. Although limit orders can be used to control differences in trade price versus NAV (cost of trade execution), they cannot be used to control or limit execution price.

Shares of NextShares funds are normally bought and sold in the secondary market through a broker, and may not be individually purchased or redeemed from the fund. In the secondary market, buyers and sellers transact with each other, rather than with the fund. NextShares funds issue and redeem shares only in specified creation unit quantities in transactions by or through Authorized Participants. In such transactions, a fund issues and redeems shares in exchange for a basket of securities, other instruments and/or cash that the fund specifies each business day. By transacting in kind, a NextShares fund can lower its trading costs and enhance fund tax efficiency by avoiding forced sales of securities to meet redemptions. Redemptions may be effected partially or entirely in cash. A fund’s basket is not intended to be representative of the fund’s current portfolio positions and likely will diverge, and may diverge significantly, from current positions. Buying and selling shares will require payment of brokerage commissions and expose transacting shareholders to other trading costs. Brokerage commissions will reduce returns. Frequent trading may detract from realized investment returns. The return on a shareholder’s investment will be reduced if the shareholder sells shares at a greater discount or narrower premium to NAV than when he or she acquired the shares.

4	Causeway International Value NextShares

Comparison of Change in the Value of a $10,000 Investment in Causeway International Value NextShares versus the MSCI EAFE Index (Gross) as of September 30, 2018

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares.

* Inception is April 12, 2018.

The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects contractual fee waivers during certain periods. In the absence of such fee waivers, total return would have been reduced. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Pursuant to the current February 28, 2018 prospectus, the Fund’s gross expense ratio is 6.02% and net expense ratio is 1.05%. Contractual fee waivers are in effect until February 28, 2019. For more information, please see the prospectus.

Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. The Fund’s performance at market price may differ from its results at NAV. The market price return is the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading at 4:00 PM ET when NAV is determined. If you trade your shares at another time, your return may differ. Returns are historical and are calculated by determining the percentage change in NAV or market price (as applicable) with all distributions, if any, reinvested at NAV or closing market price (as applicable) on the payment date of the distribution, and are net of management fees and other expenses. Brokerage commissions will reduce returns.

Information about the Fund’s trading costs and trading spreads is provided at www.NextShares.com, along with other Fund information.

The MSCI EAFE Index (Gross) is a free float-adjusted market capitalization weighted index, designed to measure developed market equity performance excluding the U.S. and Canada, consisting of 21 stock markets in Europe, Australasia and the Far East. The Index is gross of withholding taxes and assumes reinvestment of dividends and capital gains. The Index does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations, and is not liable whatsoever for any data in this report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Causeway International Value NextShares	5

SCHEDULE OF INVESTMENTS (000)*

September 30, 2018

Causeway International Value NextShares	Number of Shares	Value
COMMON STOCK
Canada — 7.2%
Canadian Imperial Bank of Commerce	130	$12
Canadian Pacific Railway Ltd.	297	63
Encana Corp.	7,806	102
Gildan Activewear Inc.	2,151	66
Manulife Financial Corp.	6,099	109

		352

China — 2.1%
Baidu Inc. ADR[1]	459	105

Denmark — 0.1%
AP Moller — Maersk A, Class B	4	6

France — 2.5%
BNP Paribas SA	1,381	85
Engie SA	2,539	37

		122

Germany — 9.8%
BASF SE	1,595	142
Deutsche Post AG	1,391	49
Linde AG	800	189
SAP SE	812	100

		480

Hong Kong — 3.6%
China Merchants Port Holdings Co. Ltd.	12,000	23
China Mobile Ltd.	15,500	153

		176

Italy — 3.1%
UniCredit SpA	9,942	150

The accompanying notes are an integral part of the financial statements.

6	Causeway International Value NextShares

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2018

Causeway International Value NextShares	Number of Shares	Value
Japan — 13.2%
East Japan Railway Co.	1,100	$102
Fanuc Corp.	300	57
Japan Airlines Co. Ltd.	2,300	83
KDDI Corp.	5,000	138
Sompo Holdings Inc.	1,700	72
Sumitomo Mitsui Financial Group Inc.	1,400	56
Takeda Pharmaceutical Co. Ltd.	3,200	137

		645

Netherlands — 3.3%
Akzo Nobel NV	1,419	133
ING Groep NV	2,025	26

		159

South Korea — 4.3%
Samsung Electronics Co. Ltd.	1,892	79
SK Innovation Co. Ltd.	1	—
SK Telecom Co. Ltd.	523	133

		212

Spain — 1.1%
CaixaBank SA	11,308	52

Switzerland — 11.3%
ABB Ltd.	6,290	149
Aryzta AG1	1,597	15
Cie Financiere Richemont SA	981	80
Givaudan SA	23	56
Novartis AG	1,599	137
Roche Holding AG	469	114

		551

Turkey — 0.3%
Akbank T.A.S.	12,026	14

The accompanying notes are an integral part of the financial statements.

Causeway International Value NextShares	7

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2018

Causeway International Value NextShares	Number of Shares	Value
United Kingdom — 33.4%
AstraZeneca PLC	1,544	$120
Aviva PLC	13,609	87
Balfour Beatty PLC	13,042	47
Barclays PLC	58,393	131
BHP Billiton PLC	1,648	36
BP PLC	16,377	126
British American Tobacco PLC	3,277	153
Carnival PLC	1,292	80
Cobham PLC[1]	41,579	63
Diageo PLC	1,521	54
GlaxoSmithKline PLC	2,969	59
Johnson Matthey PLC	607	28
Lloyds Banking Group PLC	68,947	53
Micro Focus International PLC	2,957	55
Prudential PLC	6,026	138
Rolls-Royce Group PLC[1]	6,515	84
Royal Dutch Shell PLC, Class B	4,023	141
SSE PLC	6,692	100
Vodafone Group PLC	34,923	75

		1,630

Total Common Stock
(Cost $4,855) — 95.3%		4,654

PREFERRED STOCK
Germany — 4.2%
Volkswagen AG	1,168	206

Total Preferred Stock
(Cost $247) — 4.2%		206

The accompanying notes are an integral part of the financial statements.

8	Causeway International Value NextShares

SCHEDULE OF INVESTMENTS (000)* (concluded)

September 30, 2018

Causeway International Value NextShares	Number of Shares	Value
SHORT-TERM INVESTMENT
Invesco Short-Term Investment Trust: Government & Agency Portfolio, Institutional Class, 1.970%**	82,967	$83

Total Short-Term Investment
(Cost $83) — 1.7%		83

Total Investments — 101.2%
(Cost $5,185)		4,943

Liabilities in Excess of Other Assets — (1.2)%		(61)

Net Assets — 100.0%		$4,882

*	Except for share data.
**	The rate reported is the 7-day effective yield as of September 30, 2018.
1	Non-income producing security.
ADR	American Depositary Receipt

At September 30, 2018, all of the Fund’s investments in securities were considered Level 1 in accordance with the authoritative guidance on fair value measurement and disclosure under U.S. GAAP.

For the period ended September 30, 2018, there were no transfers between Level 1 and Level 2 investments in securities. For the period ended September 30, 2018, there were no transfers between Level 2 and Level 3 investments in securities. Transfers between levels are recognized at period end.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Causeway International Value NextShares	9

SECTOR DIVERSIFICATION

As of September 30, 2018, the sector diversification was as follows (Unaudited):

Causeway International Value NextShares	Common Stock	Preferred Stock	% of Net Assets

Financials	20.2%	0.0%	20.2%

Industrials	14.8	0.0	14.8

Communication Services	12.4	0.0	12.4

Health Care	11.6	0.0	11.6

Energy	10.5	0.0	10.5

Materials	9.1	0.0	9.1

Consumer Discretionary	4.6	4.2	8.8

Information Technology	4.8	0.0	4.8

Consumer Staples	4.5	0.0	4.5

Utilities	2.8	0.0	2.8

Total	95.3	4.2	99.5

Short-Term Investment			1.7

Liabilities in Excess of Other Assets			(1.2)

Net Assets			100.0%

The accompanying notes are an integral part of the financial statements.

10	Causeway International Value NextShares

STATEMENT OF ASSETS AND LIABILITIES (000)*

CAUSEWAY INTERNATIONAL VALUE NEXTSHARES

9/30/18
ASSETS:
Investments at Value (Cost $5,185)	$4,943
Cash	3
Foreign Currency (Cost $4)	4
Receivable Due from Adviser	11
Receivable for Dividends	10
Receivable for Tax Reclaims	4

Total Assets	4,975

LIABILITIES:
Payable for Professional Fees	49
Payable for Investment Securities Purchased	9
Payable for Miscellaneous Expenses	7
Payable for Transfer Agent Fees	6
Payable for Administrator	6
Payable for Trustees’ Fees	6
Other Accrued Expenses	10

Total Liabilities	93

Net Assets	$4,882

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$5,063
Undistributed Net Investment Income	59
Accumulated Net Realized Gain on Investments	2
Net Unrealized Depreciation on Investments	(242)

Net Assets	$4,882

Net Asset Value Per Share (based on net assets of $4,882,403 ÷ 505,000 shares)	$9.67

*	Except for Net Asset Value Per Share data.

The accompanying notes are an integral part of the financial statements.

Causeway International Value NextShares	11

STATEMENT OF OPERATIONS (000)

CAUSEWAY INTERNATIONAL VALUE NEXTSHARES

4/12/18 to 9/30/18*
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $7)	$82

Total Investment Income	82

EXPENSES:
Professional Fees	62
Administration Fees	33
Trustees’ Fees	25
Investment Advisory Fees	18
Transfer Agent Fees	6
Pricing Fees	5
Printing Fees	4
Custodian Fees	2
Registration Fees	1
Other Fees	7

Total Expenses	163

Waiver of Investment Advisory Fees	(18)
Reimbursement of Other Expenses	(121)

Total Waiver and Reimbursement	(139)

Net Expenses	24

Net Investment Income	58

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Gain on Investments	3
Net Change in Unrealized Depreciation on Investments	(242)

Net Realized and Unrealized (Loss) on Investments and Foreign Currency Transactions	(239)

Net Decrease in Net Assets Resulting from Operations	$(181)

*	Fund Commenced Operations on April 12, 2018.

The accompanying notes are an integral part of the financial statements.

12	Causeway International Value NextShares

STATEMENT OF CHANGES IN NET ASSETS (000)

CAUSEWAY INTERNATIONAL VALUE NEXTSHARES

4/12/2018 to 9/30/2018*
OPERATIONS:
Net Investment Income	$58
Net Realized Gain on Investments	3
Net Change in Unrealized Depreciation on Investments	(242)

Net Decrease in Net Assets Resulting From Operations	(181)

Net Increase in Net Assets Derived from Capital Share Transactions(1)	5,063

Total Increase in Net Assets	4,882

NET ASSETS:
Beginning of Period	—

End of Period	$4,882

Undistributed Net Investment Income	$59

*	Fund Commenced Operations on April 12, 2018.
(1)	See Note 7 in Notes to Financial Statements.

Amount designated as “—“ is $0 or has been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Causeway International Value NextShares	13

FINANCIAL HIGHLIGHTS

For the Period April 12, 2018 through September 30, 2018

For a Share Outstanding Throughout the Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)	Net Realized and Unrealized (Loss) on Investments ($)†	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
CAUSEWAY INTERNATIONAL VALUE NEXTSHARES
2018(1)(2)	10.00	0.12	(0.45)	(0.33)	—	—	—	—

†	Per share amounts calculated using average shares method.
(1)	Commenced operations on April 12, 2018.
(2)	All ratios for periods less than one year are annualized. Total return and portfolio turnover rate are for the period indicated and have not been annualized.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

14	Causeway International Value NextShares

Net Asset Value, End of Period ($)	Total Return (%)	Net Assets, End of Period ($000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Expenses to Average Net Assets (Excluding Waiver and Reimburse- ments) (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover Rate (%)

9.67	(3.30)	4,882	1.05	7.20	2.57	12

The accompanying notes are an integral part of the financial statements.

Causeway International Value NextShares	15

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Causeway International Value NextShares (the “Fund”) is a series of Causeway ETMF Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on December 16, 2016. The Fund began operations on April 12, 2018. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has one additional series, the financial statements of which are presented separately.

Shares of the Fund are listed and traded on the NASDAQ Stock Market LLC (“NASDAQ”). The market prices for a share may be different from the net asset value per share (“NAV”). The Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares, typically 25,000 shares, called “Creation Units.” Creation Units will be issued and redeemed for a basket of securities and cash. Shares generally will trade in the secondary market in amounts less than a Creation Unit at market prices that are linked to the Fund’s next-computed NAV and will vary from NAV by a market determined premium or discount, which may be zero.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards

Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ) or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in money market funds are valued daily at the net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the

16	Causeway International Value NextShares

NOTES TO FINANCIAL STATEMENTS

(continued)

more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market or a designated exchange-traded fund that trades in the U.S. that exceeds thresholds established by the Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security and such fair values are applied by the administrator if a pre-determined confidence level is reached for the security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets which are not active, or prices based on inputs that are observable (either directly or indirectly); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued by the Fund’s third party vendor using other observable market–based inputs in place of closing exchange prices due to events occurring after foreign market closures.

Since inception on April 12, 2018, there were no changes to the Fund’s fair value methodologies.

Federal Income Taxes – The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to

Causeway International Value NextShares	17

NOTES TO FINANCIAL STATEMENTS

(continued)

distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the “more-likely-than” threshold are recorded as tax benefits or expenses in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (during the last 3 tax years, as applicable), and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the period ended September 30, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it enters into corresponding foreign currency exchange contracts to settle the securities transactions. Losses from these foreign exchange transactions may arise from changes in the value of the foreign currency between trade date and settlement date or if the counterparties do not perform under the contract’s terms.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Creation Units – The Fund issues and redeems Creation Units in return for the securities, other instruments and/or cash (Basket) that the Fund specifies each business day. The Fund issues and redeems shares on a continuous basis at NAV in groups of 25,000 shares called Creation Units.

18	Causeway International Value NextShares

NOTES TO FINANCIAL STATEMENTS

(continued)

Purchasers of Creation Units by certain financial institutions (“Authorized Participants”), at NAV must pay a standard creation transaction fee per transaction. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. An Authorized Participant who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption transaction fee per transaction on the date of such redemption, regardless of the number of Creation Units redeemed that day. The Fund may charge, either in lieu of or in addition to the fixed creation transaction fee, a variable fee for creations and redemptions in order to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction.

Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation, or (ii) a participant in The Depositary Trust Company and, in each case, must have executed a participant agreement with the Funds’ distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem shares directly with the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to brokerage commissions, premiums or discounts from NAV, or fees.

Other – Brokerage commission recapture payments are credited to realized capital gains and are included in net realized gains from security transactions on the Statement of Operations. For the period ended September 30, 2018, the Fund did not receive commission recapture payments.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with Causeway Capital Management LLC (“Adviser”). Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 0.80% of the Fund’s average daily net assets. The Adviser has contractually agreed through February 28, 2019 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, distribution plan expenses, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.05% of the Fund’s average daily net assets. For the period ended September 30, 2018, the Adviser waived its entire advisory fee of $18,046 and reimbursed expenses of $120,773. The expense waivers and reimbursements are not subject to recapture.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust subject to a minimum annual fee.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

Causeway International Value NextShares	19

NOTES TO FINANCIAL STATEMENTS

(continued)

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of September 30, 2018, approximately $4.584 million of the Fund’s shares were held by the Adviser.

4.	Investment Transactions

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, during the period ended September 30, 2018, for the Fund were as follows:

Purchases (000)	Sales (000)
$5,657	$558

For the period ended there were no in-kind transactions associated with creations and redemptions.

5.	Risks of Foreign Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to additional risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investments. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from those during the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

Accordingly, the following permanent differences, which are primarily due to realized gains on foreign currency transactions and investments in REITs, were

20	Causeway International Value NextShares

NOTES TO FINANCIAL STATEMENTS

(continued)

reclassified to/(from) the following accounts as of September 30, 2018 (000):

Undistributed Net Investment Income	Accumulated Net Realized Gain
$1	$(1)

The reclassifications had no impact on net assets or net asset value per share.

At September 30, 2018 there were no tax character of dividends and distributions declared during the periods ended.

As of September 30, 2018, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income	$61
Unrealized Appreciation	(242)

Total Distributable Earnings	$(181)

The Fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. As of September 30, 2018, there were not carry forward capital losses.

At September 30, 2018, the total cost of investments for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investments for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation
$5,185	$145	$(387)	$(242)
7.	Capital Shares Issued and Redeemed (000)

	For the Period Ended September 30, 2018
	Shares	Value
Shares Sold	505	$5,063

Increase in Shares Outstanding Derived from Fund’s Transactions	505	5,063

Net Increase in Shares Outstanding from Capital Share Transactions	505	$5,063

8.	Authorized Participant Concentration Risk

Only an Authorized Participant may engage in creation or redemption transactions directly with a Fund. The Fund may have a limited number of intermediaries that act as Authorized Participants, and none of these Authorized Participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

9.	Indemnifications

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of his or her duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

Causeway International Value NextShares	21

NOTES TO FINANCIAL STATEMENTS

(concluded)

10.	New Accounting Pronouncements

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

11.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no adjustments were required to the financial statements.

22	Causeway International Value NextShares

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Causeway ETMF Trust and Shareholders of the

Causeway International Value NextShares

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Causeway International Value NextShares (one of the funds constituting Causeway ETMF Trust, referred to hereafter as the “Fund”) as of September 30, 2018, the related statement of operations for the period April 12, 2018 (commencement of operations) through September 30, 2018, the statement of changes in net assets for the period April 12, 2018 (commencement of operations) through September 30, 2018, including the related notes, and the financial highlights for the period April 12, 2018 (commencement of operations) through September 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations, the changes in its net assets and the financial highlights the period April 12, 2018 (commencement of operations) through September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

November 27, 2018

We have served as the auditor of one or more investment companies in Causeway Capital Management investment company group since 2001.

Causeway International Value NextShares	23

NOTICE TO SHAREHOLDERS (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2019. Please consult your tax adviser for proper treatment of this information.

For the period ended September 30, 2018, the Fund is designating the following items with regard to distributions paid during the year:

(A)	(B)	(C)	(D)	(E)

Long Term Capital Gains Distributions (Tax Basis)	Ordinary Income Distributions (Tax Basis)	Tax Exempt Distributions (Tax Basis)	Total Distributions (Tax Basis)	Dividends(1) for Corporate Dividends Received Deduction (Tax Basis)
0.00%	0.00%	0.00%	0.00%	0.00%

(F)	(G)	(H)

Qualified Dividend Income	Interest Related Dividends	Qualified Short-Term Capital Gain Dividends
0.00%	0.00%	0.00%

No Foreign taxes accrued during the period ended September 30, 2018, to be passed through to shareholders as foreign tax credits on Form 1099 – Dividend for the year ending December 31, 2018. In addition, for the period ended September 30, 2018, gross income derived from sources within foreign countries amounted to $ 59,490 for the Fund.

(1)	Qualified Dividends represent dividends which qualify for the corporate dividends received deduction.

Items (A), (B), (C) and (D) are based on a percentage of the Fund’s total distribution including pass-through as foreign tax credit.

Item (E) is based on a percentage of ordinary income distributions of the Fund.

Item (F) represents the amount of “Qualified Dividend Income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions.” It is the Fund’s intention to designate the maximum amount permitted by the law up to 100%.

Item (G) is the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Item (H) is the amount of “Qualified Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

24	Causeway International Value NextShares

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-947-7000.

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
INDEPENDENT TRUSTEES
John R. Graham Age: 57	Trustee; Chairman of the Audit Committee	Trustee since 11/17; Audit Chairman since 11/17	Film Composer (since 2005); Senior Vice President, Corporate Financial Development and Communications, The Walt Disney Company (2004-2005); Senior Vice President, Mergers and Acquisitions, Lehman Brothers Inc. (2000-2004).	8	None

Lawry J. Meister Age: 56	Trustee	Since 11/17	President, Steaven Jones Development Company, Inc. (real estate firm) (since 1995); President, Creative Office Properties (real estate firm) (since 2012).	8	None

Victoria B. Rogers Age: 57	Trustee	Since 11/17	President, the Rose Hills Foundation (since 1996).	8	Director, TCW Funds, Inc. and TCW Strategic Income Fund

Eric H. Sussman Age: 52	Trustee; Chairman of the Board	Trustee since 11/17; Board Chairman since 11/17	Senior Lecturer (since July 2011) and Lecturer (1995-June 2011), Anderson Graduate School of Management, University of California, Los Angeles; President, Amber Capital, Inc. (real estate investment and financial planning firm) (since 1993).	8	None

Causeway International Value NextShares	25

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(continued)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
OFFICERS
Turner Swan 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 56	President	Since 12/16	General Counsel, Secretary, and Member of the Adviser or the Adviser’s Parent Holding Company (since 2001); Compliance Officer of the Adviser (since 2010).	N/A	N/A

Kurt J. Decko 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 43	Chief Compliance Officer and Assistant Secretary	Since 12/16	Chief Compliance Officer/Senior Legal Counsel of the Adviser (since January 2015); Partner, K&L Gates LLP (2010-2014).	N/A	N/A

Eric Kleinschmidt[5] One Freedom Valley Drive Oaks, PA 19456 Age: 50	Treasurer	Since 11/17	Director of Fund Accounting, SEI Investments Company (since 2004).	N/A	N/A

Gretchen W. Corbell 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 47	Secretary	Since 12/16	Attorney of the Adviser (since 2004).	N/A	N/A

Gracie V. Fermelia 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 57	Vice President and Assistant Secretary	Vice President (since 12/16); Assistant Secretary (since 12/16)	Chief Operating Officer and Member of the Adviser or the Adviser’s Parent Holding Company (since 2001); Chief Compliance Officer of the Adviser and the Trust (2005-2015).	N/A	N/A

Dianne Descoteaux[5] One Freedom Valley Drive Oaks, PA 19456 Age: 41	Vice President and Assistant Secretary	Since 8/18	Corporate Counsel of the Administrator (since 2010)	N/A	N/A

[1]	Each Trustee may be contacted by writing to the Trustee c/o Causeway ETMF Trust, One Freedom Valley Drive, Oaks, PA 19456.

[2]

Each Trustee holds office during the lifetime of the Trust or until his or her sooner resignation, retirement, removal, death or incapacity in accordance with the Trust’s Declaration of Trust. The president, treasurer, secretary and other officers each holds office at the pleasure of the Board of Trustees or until he or she sooner resigns in accordance with the Trust’s Bylaws.

26	Causeway International Value NextShares

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(concluded)

[3]

The “Trust Complex” consists of all registered investment companies for which Causeway Capital Management LLC serves as investment adviser. As of September 30, 2018, the Trust Complex consisted of one investment company with six portfolios — International Value Fund, Emerging Markets Fund, Global Value Fund, International Opportunities Fund, Global Absolute Return Fund, and International Small Cap Fund — and one investment company with two portfolios — International Value NextShares and Global Value NextShares.

[4]

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

[5]	These officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

Causeway International Value NextShares	27

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 12, 2018 to September 30, 2018).

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

28	Causeway International Value NextShares

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 4/12/18	Ending Account Value 9/30/18	Annualized Expense Ratios	Expenses Paid During Period*
Causeway International Value NextShares

Actual Portfolio Return	$1,000.00	$967.00	1.05%	$4.84

Hypothetical 5% Return	$1,000.00	$1,018.51	1.05%	$4.96

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 171/365 (to reflect the one-half year period).

Causeway International Value NextShares	29

STATEMENT REGARDING BASIS FOR RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting on November 6, 2017, the Trustees considered and approved the investment advisory agreement (the “Advisory Agreement”) between Causeway ETMF Trust (the “Trust”) and Causeway Capital Management LLC (the “Adviser”) with respect to Causeway International Value NextShares (the “Fund”) for a two-year period beginning on commencement of operations of the Fund. Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires the Board of Trustees (the “Board”) of the Trust to approve the Advisory Agreement prior to the commencement of services to the Fund. The Advisory Agreement must be approved by a majority of the Trustees and a majority of the independent Trustees (i.e., Trustees who are not “interested persons” of the Trust as defined in the 1940 Act). The Board was comprised of four independent Trustees when the Advisory Agreement was considered.

Information Received. As the Adviser has provided services to other funds overseen by the Trustees since October 2001, the Board is familiar with the Adviser, its operations and personnel. At each regular quarterly meeting, the Trustees review a wide variety of materials relating to the nature, extent and quality of the Adviser’s services. In addition, at the November 6, 2017 meeting, the Trustees received and reviewed extensive quantitative and qualitative materials prepared by the Adviser relating to the Advisory Agreement in response to information requested on the independent Trustees’ behalf by their independent legal counsel. The Trustees also received and reviewed a report prepared by Morningstar, Inc. providing comparative estimated expense information about the Fund to assist with the review of the Advisory Agreement as required under Section 15(c) of the 1940 Act.

Factors Considered. In reviewing the Advisory Agreement, the Trustees considered a number of factors including, but not limited to: (1) the nature, extent and quality of the services to be provided by the Adviser, (2) investment performance of a mutual fund managed by the Adviser using an investment strategy substantially similar to that proposed for the Fund, (3) comparisons of the services to be rendered and the amounts to be paid under the Advisory Agreement with those of other funds, (4) the estimated costs of the services to be provided and estimated profits or losses to be realized by the Adviser and its affiliates from their relationship with the Fund, (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, and (6) any other benefits that would be derived by the Adviser from its relationship with the Fund.

First, regarding the nature, extent and quality of the services to be provided by the Adviser, the Trustees considered, among other things, the Adviser’s personnel, experience, track record and compliance program. The Trustees considered the qualifications, backgrounds and responsibilities of the Adviser’s principal personnel who would provide services to the Fund, as well as the level of attention those individuals would provide to the Fund. The Trustees noted the Adviser’s commitment to devoting resources to staffing and technology in support of its investment management services. They also reviewed the Adviser’s investment philosophy and processes and its compliance program, and considered the scope of the Adviser’s proposed services to the Fund. The Trustees concluded that the nature, extent and quality of the services provided by the Adviser have benefitted other funds overseen by the Board generally, and will benefit the Fund and its shareholders.

Second, regarding the potential investment performance of the Fund, the Trustees generally considered the investment results of a mutual fund using an investment strategy substantially similar to that proposed for the Fund. The Trustees concluded that the Adviser’s record indicated that its management will benefit the Fund and its shareholders.

30	Causeway International Value NextShares

STATEMENT REGARDING BASIS FOR RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(continued)

Third, regarding the Fund’s proposed advisory fee and total expenses:

•

The Trustees compared the Fund’s proposed advisory fee and estimated total expenses with those of similar mutual funds. They noted that the Fund’s proposed advisory fee was 80 basis points per annum compared to a median of 78 basis points for the funds in its Morningstar peer group and a range of 50 – 108 basis points for the funds in its peer group. They noted that the Fund’s estimated annual expense ratio of 105 basis points, after application of the Adviser’s proposed expense limit agreement, was five basis points above the median of the funds in its Morningstar peer group and within the range of 64-290 basis points of the funds in the peer group.

•

The Trustees compared the Fund’s proposed advisory fee with the fees charged by the Adviser to other clients. The Trustees noted that, although the fees paid by the Adviser’s other accounts were lower than the fee proposed to be paid by the Fund, the differences appropriately reflected the Adviser’s significantly greater responsibilities with respect to the Fund and the risks of managing a sponsored fund. The Trustees noted that the Adviser’s proposed services to the Fund included the provision of many additional or more extensive administrative and shareholder services (such as services related to the Fund’s disclosure documents, financial statements, 1940 Act compliance policies and procedures, preparation of Board and committee materials and meetings, annual Board reports and certifications, oversight of daily valuation, oversight of Fund service providers, shareholder communications, and due diligence for advisers, consultants and institutional investors).

The Trustees concluded that the Fund’s proposed advisory fee and estimated expense ratio were reasonable and appropriate under the circumstances.

Fourth, the Trustees considered the Adviser’s estimated costs of providing services to the Fund and estimated profits or losses expected to be realized by the Adviser from its relationship with the Fund. They reviewed the Adviser’s estimated after-tax pro forma profit margin with respect to such services for the twelve months ended June 30, 2017, and the methodology used to generate that estimate, and noted that the cost allocation methodology presented to the Trustees was reasonable. They observed that the Adviser’s estimated profitability was within ranges cited as reasonable in various court decisions, before accounting for the proposed expense limits that were expected to require the Adviser to reimburse a portion of the expenses of the Fund and cause the Adviser to incur operating losses in the Fund’s early years. After consideration of these matters, the Trustees concluded that the Adviser’s estimated operating margin with respect to its relationship with the Fund was reasonable.

Fifth, regarding economies of scale, the Trustees observed that, although the Fund’s proposed advisory fee schedule does not contain fee breakpoints, it is difficult to determine the existence or extent of any economies of scale. They noted that the Adviser expected initially to incur losses in managing the Fund and would be sharing any economies of scale through reasonable advisory fee levels, expense limit agreements, and devoting additional resources to staff and technology to focus on continued performance and service to the Fund’s shareholders. The Trustees concluded that under the circumstances the Adviser would be sharing any economies of scale with the Fund appropriately.

Causeway International Value NextShares	31

STATEMENT REGARDING BASIS FOR RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(concluded)

Sixth, regarding any other benefits that would be derived by the Adviser from its relationship with the Fund – often called “fall-out” benefits — the Trustees observed that the Adviser does not earn “fall-out” benefits such as affiliated custody fees, affiliated transfer agency fees, affiliated brokerage commissions, profits from rule 12b-1 fees, “contingent deferred sales commissions” or “float” benefits on short-term cash. The Trustees concluded that the primary “fall-out” benefit received by the Adviser would be research services provided by brokers used by the Fund and that this benefit is reasonable in relation to the value of the services that the Adviser would provide to the Fund.

Approval. At the November 6, 2017 meeting, the Trustees discussed the information and factors noted above with representatives of the Adviser and considered the approval of the Advisory Agreement. The independent Trustees also met in a private session with independent counsel at which no representatives of the Adviser were present. In their deliberations, the independent Trustees did not identify any particular information or factor that was determinative or controlling, each Trustee did not necessarily attribute the same weight to each factor, and the foregoing summary does not detail all the matters considered. Based on their review, the Trustees (including the independent Trustees) unanimously concluded that the Advisory Agreement is fair and reasonable to the Fund and its shareholders, and that the Fund’s advisory fee is reasonable and approval of the Advisory Agreement is in the best interests of the Fund and its shareholders, and the Board of Trustees unanimously approved the Advisory Agreement for a two-year period beginning on commencement of operations of the Fund.

32	Causeway International Value NextShares

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online at www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

CCM-AR-105-0100

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer. During the fiscal year ended September 30, 2018, there were no material changes or waivers to the code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Eric Sussman, Lawry Meister, John Graham and Victoria B. Rogers. Each audit committee financial expert is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Aggregate fees billed to the registrant for professional services rendered by the registrant’s principal accountant for the fiscal years ended September 30, 2018 and 2017 were as follows:

		2018	2017
(a)	Audit Fees	$84,000	$0
(b)	Audit-Related Fees	None	None
(c)	Tax Fees(1)	$11,400	$0
(d)	All Other Fees	None	None

Note:

(1)	Tax fees include amounts related to tax return and excise tax calculation reviews and foreign tax reclaim services.

(e)(1) The registrant’s audit committee has adopted a charter that requires it to pre-approve the engagement of auditors to (i) audit the registrant’s financial statements, (ii) provide other audit or non-audit services to the registrant, or (iii) provide non-audit services to the registrant’s investment adviser if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) No services included in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal year ended September 30, 2018, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $695,796. For the fiscal year ended September 30, 2017, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $0.

(h) The audit committee considered whether the provision of non-audit services rendered to the registrant’s investment adviser by the registrant’s principal accountant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

See Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant’s last filing on Form N-CSR.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items	12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway ETMF Trust

By (Signature and Title)*	/s/ Turner Swan
Turner Swan,
President

Date: December 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Turner Swan
Turner Swan,
President

Date: December 7, 2018

By (Signature and Title)*	/s/ Eric Kleinschmidt
Eric Kleinschmidt,
Treasurer

Date: December 7, 2018

*	Print the name and title of each signing officer under his or her signature.